UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition.

On January 22, 2013 Peoples Bancorp Inc. issued a news release regarding its financial results for the fourth quarter of 2012. A copy of the news release is attached as Exhibit 99 to this Current Report on Form 8-K.

Conference Call to Discuss Earnings:
Peoples will conduct a facilitated conference call to discuss fourth quarter 2012 results of operations today at 11:00 a.m., Eastern Standard Time, with members of Peoples' executive management participating.  Analysts, media and individual investors are invited to participate in the conference call by calling (800) 860-2442.  A simultaneous Webcast of the conference call audio will be available online via the “Investor Relations” section of Peoples' website, www.peoplesbancorp.com.  Participants are encouraged to call or sign in at least 15 minutes prior to the scheduled conference call time to ensure participation and, if required, to download and install the necessary software.  A replay of the call will be available on Peoples' website in the “Investor Relations” section for one year.

Item 9.01     Financial Statements and Exhibits

a) Financial statements of businesses acquired
No response required.

b) Pro forma financial information
No response required.

c) Exhibits
See Index to Exhibits on Page 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	January 22, 2013	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	News Release issued by Peoples Bancorp Inc. on January 22, 2013

3